Exhibit 21
Belport Capital Fund LLC Subsidiaries (as of December 31, 2008)
Belport Capital Fund LLC (the Fund) incorporates by reference the information in Appendix A to the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.